                                                                 EXHIBIT 25



                       SECURITIES AND EXCHANGE COMMISSION

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

          Check if an Application to Determine Eligibility of a Trustee
                        Pursuant to Section 305 (b) (2)  x
                                                        ---
                             ---------------------

                               FLEET NATIONAL BANK
               (Exact name of trustee as specified in its charter)

                               U.S. NATIONAL BANK
                 (Jurisdiction of incorporation or organization
                          if not a U.S. national bank)

                                   04-0317415
                      (I.R.S. employer identification no.)

             111 Westminster Street, Providence, Rhode Island 02903 (Address of trustee's principal executive offices) (Zip code)

                                 Not Applicable
            (Name, address and telephone number of agent for service)

                              --------------------

                                    Meditrust
               (Exact name of obligor as specified in its charter)

Massachusetts                                            04-6532031
(State or other jurisdiction                             (I.R.S. employer
of incorporation or organization)                        identification no.)

197 First Avenue
Needham, Massachusetts                                   02194
(Address of principal executive offices)                 (Zip code)


                                 DEBT SECURITIES
                       (Title of the indenture securities)

Item 1.      General Information.

             Furnish the following information as to the trustee:

             (a) Name and address of each examining or supervising authority to which it is subject.

                              Comptroller of the Currency, Washington, D.C.

                              Board of Governors of the Federal Reserve System, Washington, D.C.

                              Federal Deposit Insurance Corporation, Washington, D.C.

             (b) Whether it is authorized to exercise corporate trust powers.

                              Yes.

Item 2.               Affiliations with Obligor.

             If the obligor is an affiliate of the trustee, describe each such affiliation.

                              None.

             Items 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, and 15 have been omitted pursuant to General Instruction B.


Item 16.     List of Exhibits.

             List below all exhibits filed as part of this statement of eligibility and qualification.

    1.* A copy of the articles of association of the trustee as now in effect. (See Exhibit T-1 (Item 12), Registration Statement No.
             33-14628)

    2.* A copy of the certificate of authority to the trustee to commence business. (See Exhibit T-1 (Item 12), Registration Statement No.
             33-43903)

    3.* A copy of the authorization of the trustee to exercise corporate trust powers. (See Exhibit T-1 (Item 12), Registration Statement
             No. 33-43903)

    4.*      A copy of the bylaws of the trustee as now in effect. (See Exhibit
             T-1 (Item 12), Registration Statement No. 33-14628)


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

    5.       Not applicable.

    6.       Consent of the trustee required by Section 321(b) of the Trust
             Indenture Act of 1939.

    7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

- -----------------------------

      * The Exhibits thus designated are incorporated herein by reference. Following the description of such Exhibits is a reference to the copy of the Exhibit heretofore filed with the Securities and Exchange Commission, to which there have been no amendments or changes.


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


                                      NOTES

1. Inasmuch as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base responsive answers to Item 2, the answers to said
Item is based on incomplete information.

2. Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.




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


                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Fleet National Bank, a national banking association incorporated and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized all in the City of Providence, and State of Rhode Island on the 17th day of August, 1995.

                                                FLEET NATIONAL BANK


                                                By: /s/ Christopher J. Lembo
                                                    --------------------------
                                                    Name: Christopher J. Lembo
                                                    Title:  Trust Officer




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


                                    EXHIBIT 6
                               CONSENT OF TRUSTEE


    Pursuant to the requirements of Section 321 (b) of the Trust Indenture Act of 1939 in connection with the DEBT SECURITIES of MEDITRUST, Fleet National Bank hereby consents that reports of examinations of Federal, state, territorial or district authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                                FLEET NATIONAL BANK

                                                By: /s/ Christopher J. Lembo
                                                    --------------------------
                                                    Name: Christopher J. Lembo
                                                    Title:  Trust Officer

Dated:  August 17, 1995


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


                                    EXHIBIT 7

                               REPORT OF CONDITION

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 1995

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC -- BALANCE SHEET                                                        C400
                                        Dollar Amounts in Thousands          RCFD Bil Mil Thou
- ------------------------------------------------------------------- --------------------------
                                                                    //////////////////////////
ASSETS                                                              //////////////////////////
1. Cash and balances due from depository institutions (from         //////////////////////////
   Schedule RC-A):                                                  //////////////////////////
   a. Noninterest-bearing balances and currency and coin (1)....... 0081               270,916 1.a.
   b. Interest-bearing balances (2)................................ 0071                47,168 1.b.
2. Securities:                                                      //////////////////////////
   a. Held-to-maturity securities (from Schedule RC-B, Column A)... 1754                19,929 2.a.
   b. Available-for-sale securities (from Schedule RC-B, Column D). 1773             2,156,539 2.b.
3. Federal funds sold and securities purchased under agreements to  //////////////////////////
   resell in domestic offices of the bank and of its Edge and       //////////////////////////
   Agreement subsidiaries, and in IBFs:                             //////////////////////////
   a. Federal funds sold........................................... 0276                30,171 3.a.
   b. Securities purchased under agreements to resell.............. 0277                     0 3.b.
4. Loans and Lease financing receivables:                           //////////////////////////
                                             --------------------
   a. Loans and Leases, net of unearned      RCFD 2122  6,911,058   //////////////////////////
      income (from Schedule RC-C).................................. //////////////////////////
   b. LESS:  Allowance for Loan and Lease    RCFD 3123    220,547   //////////////////////////
      Losses....................................................... //////////////////////////
   c. LESS:  Allocated transfer risk         RCFD 3128          0   //////////////////////////
                                             --------------------
      reserve...................................................... //////////////////////////
   d. Loans and Leases, net of unearned income,                     //////////////////////////
      allowance, and reserve (item 4.a minus 4.b and 4.c).......... 2125             6,690,511 4.d.
5. Assets held in trading accounts................................. 2146                     0 5.
6. Premises and fixed assets (including capitalized Leases)........ 2145                70,194 6.
7. Other real estate owned (from Schedule RC-M).................... 2150                16,697 7.
8. Investments in unconsolidated subsidiaries and associated        //////////////////////////
   companies (from Schedule RC-M).................................. 2130                 2,394 8.
9. Customers' Liability to this bank on acceptances outstanding.... 2155                   110 9.
10.Intangible assets (from Schedule RC-M).......................... 2143               152,077 10.
11.Other assets (from Schedule RC-F)............................... 2160               668,980 11.
12.Total assets (sum of items 1 through 11)........................ 2170            10,125,686 12.
                                                                    --------------------------

- -------------------
(1) Includes cash items in process of collection and unposed debit .
(2) Includes time certificates of deposit not held in trading accounts.


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

SCHEDULE RC--CONTINUED
                                                                    --------------------------
                                        Dollar Amounts in Thousands //////////// Bil Mil Thou
- ----------------------------------------------------------------------------------------------
LIABILITIES                                                         //////////////////////////
13. Deposits:                                                       /////////////////////////
a.In domestic offices (sum of totals of columns A & C from Schedule
  RC-E, part 1)....                                                 RCON 2200        4,797,298 13.a
  (1) Noninterest-bearing(1) ..........  RCON 6631      814,430     ////////////////////////// 13.a(1)
  (2) Interest-bearing................   RCON 6636    3,982,868     ////////////////////////// 13.a(2)
                                         --------------------------
b.In foreign offices, Edge and Apartment subsidiaries, and IBFs     //////////////////////////
  (from Schedule RC-E, part II).................................. . RCFN 2200          368,908 13.b
  (1) Noninterest-bearing.............. RCFN 6631       102,970     ////////////////////////// 13.b(1)
  (2) Interest-bearing................. RCFN 6636       265,938     ////////////////////////// 13.b(2)
14. Federal funds purchased and securities sold under agreements to //////////////////////////
    repurchase in domestic offices of the bank and of its Edge and  //////////////////////////
    Agreement subsidiaries, and in IBFs:                            //////////////////////////
    (a) Federal funds purchased.................................... RCFD 0278        1,208,457 14.a.
    (b) Securities sold under agreement to repurchase.............. RCFD 0279        1,243,362 14.b.
15. (a) Demand notes issued to the U.S. Treasury................... RCON 2840          271,319 15.a.
    (b) Trading Liabilities (from Schedule RC-D)................... RCFD 3548                0 15.b.
16. Other borrowed money:                                           ////////////////////////// 16.
    a. With original maturity of one year or less.................. RCFD 2332        1,012,438 16.a.
    b. With original maturity of more than one year................ RCFD 2333           52,500 16.b.
17. Mortgage indebtedness & obligations under capitalized leases... RCFD 2910                0 17.
18. Bank's liability on acceptance executed and outstanding........ RCFD 2920              110 18.
19. Subordinated notes and debentures.............................. RCFD 3200           85,000 19.
20. Other liabilities (from Schedule RC-G)......................... RCFD 2930          321,509 20.
21. Total liabilities (sum of items 13 through 20)................. RCFD 2948        9,360,901 21.
                                                                    //////////////////////////
22. Limited-Life preferred stock and related surplus............... RCFD 3282                0 22.
EQUITY CAPITAL                                                      //////////////////////////
23. Perpetual preferred stock and related surplus.................. RCFD 3838                0 23.
24. Common stock................................................... RCFD 3230           16,190 24.
25. Surplus (exclude all surplus related to preferred stock)....... RCFD 3839          224,528 25.
26. a. Undivided profits and capital reserves...................... RCFD 3632          528,181 26.a.
    b. LESS: Net unrealized loss on marketable equity securities... RCFD 0297          (4,114) 26.b.
27. Cumulative foreign currency translation adjustments............ RCFD 3284                0 27.
28. Total equity capital (sum of items 23 through 27).............. RCFD 3210          764,785 28.
29. Total liabilities, limited-life preferred stock, and equity     //////////////////////////
    capital (sum of items 21, 22 and 28)........................... RCFD 3300       10,125,686 29.
                                                                    --------------------------


Memorandum
To be reported only with the March Report of Condition.
1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed
    for the bank by independent external             Number
    auditors as of any date during 1992...RCFD 6724  2   M.1

1 = Independent audit of the bank conducted in       4 = Directors' examination of the bank peformed by
    accordance with generally accepted auditing          external auditors (may be required by state
    standards by a certified public accounting           chartering authority)
    firm which submits a report on the bank
                                                     5 = Review of the bank's financial statements by
                                                         external auditors
2 = Independent audit of the bank's parent holding
    company conducted in accordance with generally   6 = Compilation of the bank's financial statements
    accepted auditing standards by a certified           by external auditors
    public accounting firm which submits a report    7 = Other audit procedures (excluding tax
    on the consolidated holding company (but not on      preparation work)
    the bank separately)
                                                     8 = No external audit work

3   = Directors' examination of the bank conducted
      in accordance with generally accepted auditing
      standards by a certified public accounting firm
     (may be required by state chartering authority)


- ------------
(1) Includes total demand deposits and noninterest-bearing time and saving deposits.


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


          I, Giro S. DeRosa, Vice President & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct to the best of my knowledge and belief.



                               /s/ Giro S. DeRosa


July 27, 1995


          We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


           /s/ Thomas J. Skaler

           /s/ B.S. Goldenberg

           /s/ Robert J. Murray



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